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                                                            EXHIBIT 10(n)(xxiii)



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SILICON VALLEY BANK



                           AMENDMENT TO LOAN AGREEMENT

BORROWER:   CALBIOCHEM-NOVABIOCHEM CORPORATION
ADDRESS:    10394 PACIFIC CENTER COURT
            SAN DIEGO, CALIFORNIA 92122

DATE:       APRIL 10, 1998


        THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower").

        The Parties agree to amend, effective as of the date hereof, the Loan and Security Agreement between them dated July 28, 1995, as amended by that Amendment to Loan Agreement dated November 22, 1995, effective as of September 30, 1995, as amended by that Amendment to Loan Agreement dated January 24, 1996, as amended by that Amendment to Loan Agreement dated May 27, 1997, as amended by that Amendment to Loan Agreement dated June 27, 1997 and as amended by that Amendment to Loan Agreement dated December 22, 1997 (as so amended and as otherwise amended from time to time, the "Loan Agreement") as follows:
(Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

        1. LIMITED WAIVER. Silicon and Borrower hereby agree the compliance with the Quick Ratio financial covenant, as set forth in the section of the Schedule to the Loan Agreement entitled "Financial Covenants (Section 4.1), is hereby waived for the period ending December 31, 1997, provided that the parties hereto understand and agree that such waiver does not mean or imply a waiver of this provision in the future or any other term of provision of the Loan Agreement, all of which, as modified by this Agreement, shall remain in full force and effect.

        2. MODIFICATION TO FINANCIAL COVENANT. The Quick Ratio financial covenant set forth in the section of the Schedule to the Loan Agreement entitled "Financial Covenants (Section 4.1)" is hereby amended to read as follows:

        "QUICK ASSET RATIO:   Parent shall maintain a ratio of "Quick Assets" to
                              current liabilities of not less than 1.25 to 1 for each of the periods ending March 31, 1998 and June
                              30, 1998. Thereafter, Parent shall maintain a ratio of "Quick Assets" to current liabilities of not less than 1.75 to 1."

        3. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that All representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

        4. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the





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SILICON VALLEY BANK                                  AMENDMENT TO LOAN AGREEMENT
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representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.


CALBIOCHEM-NOVABIOCHEM                  SILICON VALLEY BANK
CORPORATION



                                        BY  /s/ LINDA LEBEAU
                                           ------------------------------------
                                        TITLE  SVP
                                              ---------------------------------


BY  /s/ JAMES G. STEWART
   --------------------------------
    PRESIDENT OR VICE PRESIDENT


BY  /s/ ARTHUR E. ROKE
   --------------------------------
    SECRETARY OR ASS'T SECRETARY









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SILICON VALLEY BANK                                  AMENDMENT TO LOAN AGREEMENT
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                                     CONSENT

        The undersigned guarantors acknowledge that their consent to the foregoing Amendment is not required, but the undersigned nevertheless do hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Guaranties executed by the undersigned in favor of Silicon, all of which are hereby ratified and affirmed and shall continue in full force and effect.




CN BIOSCIENCES, INC.                    CALBIOCHEM-NOVABIOCHEM AG


BY:  /s/ JAMES. G. STEWART              BY:  STELIOS B. PAPADOPOULOS
    --------------------------              -------------------------------
TITLE:  V.P.                            TITLE:  DIRECTOR
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